Exhibit 32

HMN FINANCIAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HMN Financial, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Bradley Krehbiel, President and Chief Executive Officer of Company (Principal Executive Officer of the Company), and Jon Eberle, Senior Vice President, Chief Financial Officer and Treasurer of the Company (Principal Financial Officer of the Company), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2020	/s/ Bradley Krehbiel
Bradley Krehbiel
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Jon Eberle
Jon Eberle
Senior Vice President/Chief Financial Officer
and Treasurer
(Principal Financial Officer)